UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2021
Harley-Davidson, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
(Address of principal executive offices, including zip code)
(414) 342-4680
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
COMMON STOCK, $0.01 par value per share	HOG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 20, 2021, Harley-Davidson, Inc. (the “Company”) held the Company’s 2021 Annual Meeting of Shareholders (“Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on three proposals as set forth below, each of which is described in detail in the proxy statement for the Annual Meeting (the “2021 Proxy Statement”). The number of votes cast for, against, or withholding authority, and the number of abstentions and any broker non-votes, with respect to each matter voted upon are set forth below.

1.The individuals listed below were elected at the Annual Meeting to serve as directors of the Company until the next annual meeting of shareholders or until each of their respective successors have been duly elected and qualified:

Director Nominee	Shares Voted in Favor	Shares Withholding Authority	Broker Non-Votes
Troy Alstead	116,865,458	1,829,109	13,509,143
R. John Anderson	116,845,874	1,848,693	13,509,143
Michael J. Cave	104,036,499	14,658,068	13,509,143
James D. Farley, Jr.	118,169,345	525,222	13,509,143
Allan Golston	114,039,936	4,654,631	13,509,143
Sara L. Levinson	114,664,097	4,030,470	13,509,143
N. Thomas Linebarger	115,591,515	3,103,052	13,509,143
Maryrose T. Sylvester	115,824,903	2,869,664	13,509,143
Jochen Zeitz	115,293,096	3,401,471	13,509,143

2.The approval, on an advisory basis, of the compensation awarded to the Company’s named executive officers, as described in the 2021 Proxy Statement. This proposal was approved as set forth below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
85,112,853	27,015,080	6,566,634	13,509,143

3.The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. This proposal was approved as set forth below:

Shares Voted For	Shares Voted Against	Abstentions
127,466,381	4,503,759	233,570
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.

Date: May 25, 2021	/s/ Paul J. Krause
Paul J. Krause
Secretary